UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report March 18, 2020

Agra Nutraceuticals Corporation

(Exact name of registrant as specified in its charter)

International Wood Corporation

(Former name of registrant)

Colorado	33-17966-LA	94-3030021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 SW 12th Ave, Ste 500, Deerfield Beach, Florida USA 33442

(Address of Principal Executive Offices)

(954) 324-3449
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ &NBSP;&NBSP;&NBSP;]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
&NBSP;[ &NBSP;&NBSP;&NBSP;&NBSP;]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
&NBSP;[ &NBSP;&NBSP;&NBSP;&NBSP;]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
&NBSP;[ &NBSP;&NBSP;&NBSP;&NBSP;]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

Use of Certain Defined Terms

Except as otherwise indicated by the context, references in this report to “AGRA NUTRACEUTICALS CORPORATION”, “AGRA”, “INTERNATIONAL WOOD CORPORATION’, “IWC”, “we,” “us,” “our,” “our Company,” refer to the Registrant.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “anticipate,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. Forward-looking statements speak only as of the date they are made, are based on various underlying assumptions and current expectations about the future and are not guarantees. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievement to be materially different from the results of operations or plans expressed or implied by such forward-looking statements.

We cannot predict all of the risks and uncertainties. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. These forward-looking statements are found at various places throughout this Annual Report on Form 10- K and include information concerning possible or assumed future results of our operations, including statements about potential Merger or merger targets; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future Mergers, future cash needs, future operations, business plans and future financial results, and any other statements that are not historical facts.

These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements. All subsequent written and oral forward-looking statements concerning other matters addressed in this Current Report on Form 8-K and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K.

Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 16, 2020, the Registrant entered into an Acquisition Agreement (the “Acquisition Agreement”) with Canna  Corporation, a Colorado corporation (“Canna” or the “Acquirer”), wherein the majority of shares of common stock of the Registrant, as held by SBS Eco Trust, representing 77.5% of all the issued and outstanding stock of the registrant, 19,421,444 shares, were acquired by Canna in exchange for the transfer to SBS Eco Trust of all the issued and outstanding controlling preferred stock, 803,000 shares of Series A Preferred Stock, and 197,000,000 shares of common stock, or 86.8% of the total of 226,965,896 issued and outstanding shares of the Acquirer (the “Share Exchange”).  As a result of the Share Exchange, (a) the Registrant became a majority owned subsidiary of Canna, and the SBS Eco Trust became the controlling shareholder of Canna, owning 100% of its issued preferred stock and 86.8% of its issued and outstanding shares of common stock, as on the date of the Agreement, and (b) SBS Eco Trust, appointed a new board of directors of Canna Corporation, which was immediately followed on January 17, 2020 with the resignation of the prior sole director and sole officer of Canna Corporation. (the “Acquisition”)

Although 86.8% of the common stock and 100% of the controlling shares of preferred stock were exchanged pursuant to the terms and conditions of the Acquisition Agreement, the record date of the Acquisition will occur twenty (20) days following the filing with the SEC and the simultaneous mailing to the shareholders of Canna Corporation of a 14f Information Statement.  As of the date of this report filed on form 8-K with the SEC, the filing and mailing of the Information Statement is pending.

Corporate History 2008 - 2019

The Registrant changed its name from International Wood Corporation to Agra Nutraceuticals Corporation on November 19, 2019.

The primary business of the Registrant historically has been the operation of hardwood timber plantations (SIC Code 0851 – Forestry Services), which require a growth period of approximately 20 years prior to harvesting.

Therefore, during this period, the Registrant has minimal financial activity other than paying local property taxes and miscellaneous costs.

On August 1, 2008, control of the Registrant was transferred to Gorski Sober Living Centers, Inc. a Delaware corporation, (“Gorski”).  Gorski retained David Aronson, C.P.A., (“Aronson’) at the time a PCAOB member auditor, to audit the financial statements of the Registrant for the years 2002-2008 in compliance with PCAOB requirements. However, as a result of the 2008 economic downturn, the Board of Registrant put the audits on hold, consequently delaying the filing of the updated financial statements of the Registrant with the SEC.

For the fiscal years of 2013, 2014 and 2015, Aronson audited the financial statements of the Registrant, who also had its Brazilian auditors simultaneously re-audit Norwest S.A., a wholly-owned subsidiary of the Registrant, and the owner of significant timber assets in Brazil. Aronson delivered the 2013, 2014 and 2015 financial statements as audited statements to the Registrant. However, upon investigation by the Registrant, the Registrant learned that Aronson had voluntarily given up his PCAOB membership, meaning that the audited statements delivered by Aronson were no longer reviewed by a PCAOB member auditor.  Not wishing to file non-PCAOB audits financial statements for fiscal years 2013, 2014 and 2015, the Registrant did not file the financial statements for 2013, 2014 and 2015 with the SEC.

In 2012, the Registrant’s board of directors elected to embrace a new “Carbon Credit” business model which utilizes a certification process for the aggregation and sale of carbon credits via a methodology known as the “VCS.” or “Verified Carbon Standard.”

As part of the process of qualifying for the VCS, the Registrant reengaged Apply auditors to verify that the Brazilian timberland to be used under its VCS project remained titled to Norwest S.A.  The Registrant separately hired an expert in timber valuation to perform a new inspection of the Norwest property, an assessment of its inventory of timber species and state of growth, employing a satellite topography survey to help with the calculation of the value of the timberland in carbon credits.

The Registrant’s strategic intent was to sell the carbon credits at an auction held by the State of California in accordance with the passage of a California law requiring companies to offset their individual carbon pollution with Carbon Credits, as established by a memorandum of understanding by and between the State of California and the Brazilian state of Acre, and in connection with the State of California’s passage of mandatory carbon tax laws to take effect in 2015.

As a result of the California Carbon Credit Program and with the intent to use it to monetarize the Brazilian timberland, the Registrant hired in 2013 Yaacov Vaknin, Esq., a Florida attorney (“Vaknin’) and expert on Forestry Projects in Brazil and Carbon Credits. Vaknin ordered a new satellite topography appraisal of the Norwest timberland and assessment of the timber species present. Moreover, Vaknin assessed the potential revenue that could be generated per year from the Carbon Credits program as $7,000,000 (U.S.), once funding to operate a registered VCS (Verified Carbon Standard) project was secured. Vaknin estimated that the Registrant required between $2,000,000 and $3,000,000 to complete the benchmark 15-year VCS “Pipeline Project Plan.” On behalf of the Registrant, Vaknin submitted all the required documents and verification to the VCS project and, after another year of project verification of validity by VCS, was allowed a listing in 2014 on the VCS and granted a “Group Status”, one of the highest standards granted companies by the VCS.  A copy of the filing, as updated of the Registrant VCS project and in effect as of January 2020, the “IWC Projects”, is available at:

https://www.vcsprojectdatabase.org/#/pipeline_details/PL1027

In 2020, the Registrant’s new President Sacha Alessandro Ceruti, whose primary business is hemp (and cannabis outside the United States) advised the Company that the hemp plant sequesters an estimated 10 times more carbon than the plants with which the Company planned to re-forest the property in Brazil.  As a result, the Registrant is updating its filed VCS plan to show a significant incremental Carbon Credit certification opportunity.

Business Overview

Products

Current: Exotic Brazilian timber hardwoods, periodically harvested and exported in accordance with Brazilian law and regulation.

Future: Carbon Credits

SECTION 2 – FINANCIAL INFORMATION

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

As of the date of this report on Form 8-K, the Registrant has operations limited to general and administrative functions, while it prepares to resume harvesting operations in Brazil, and further advance its VCS project.  The Registrant has entered into negotiations with various timber companies to begin a limited harvest of the Brazilian timber that has just reached maturity in accordance with Brazilian law and the guidelines of the VCS Project. (See “Section 1 – Registrant’s Business And Operations”.)

Registrant has recently engaged accountants to bring current their financial statements through 2019, and expects to file PCAOB member audited financial statements for the fiscal years 2018 and 2019 within in the first half of 2020.  The PCAOB member audit firm as of this filing date has not been determined.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On December 1, 2018 David Aronson CPA, the registrants previous Certifying Auditor informed the Registrant that he was under suspension from Public Accounting for failure to obtain PCBOA reviews on several companies prior to filing the Audited Statements with the SEC.  He did not advise Registrant that their statement was one of the non-reviewed audits but because of the suspension the Registrant is seeking a new certifying auditor.

4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In April 2014 an unauthorized person, not an officer or director of the Registrant filed financial statements on form 8-K that were not accurate. The financial statements were not for public filing as they may not have been reviewed by a PCAOB auditor and were solely for management use. Per the form 8-K filed on March 3, 2020, said prior April 2014 filing was rescinded.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 CHANGES IN CONTROL OF REGISTRANT

As reported on form 8-K filed on August 8, 2008, on August 1, 2008, control of the Registrant was transferred to Gorski Sober Living Centers, Inc. a Delaware corporation, (“Gorski”), under a share exchange agreement (the “Exchange Agreement”) whereby Gorski issued to Elliott Sassoon, a former director, 2,000,000 shares of preferred stock of Gorski and an employment agreement in addition to other consideration in exchange for a majority of the issued and outstanding shares of the Registrant consisting of 19,421,444 common shares of the Registrant.

In December 2008, Gorski was dissolved by its shareholders and its Board of Directors (“Board”) instructed Holladay Stock Transfer Inc., the Registrant’s transfer agent, to transfer its 19,421,444 shares of the Registrant to its designated assignee, as part of the wind down of Gorski.  As a result of the dissolution of Gorski, the Board of Gorski instructed the transfer agent of the Registrant, Holladay Stock Transfer Inc., (‘Holladay”), to issue Elliott Sassoon, 2,000,000 shares of the Registrant’s preferred stock with an agreement that Sassoon’s preferred shares in the Registrant would be convertible into common stock of the Registrant, or its successors, assigns or publicly-traded parent, on a one-for-one basis, subject to a separate one-year lock up and bleed-out agreement. The preferred shares of the Registrant were delivered to David Lilly, director, acting as Sassoon's US legal representative, who acknowledge receipt.

In connection with the wind down and dissolution of Gorski, Gorski directed the Corporate Counsel of the Registrant, Harvey Scholl, Esq., to have the Registrant’s transfer agent, Holladay Stock Transfer, Inc. (“Holladay”) transfer its certificates representing the 19,421,444 common shares of the Registrant, to the SBS Eco Trust, Esther Bittelman, Trustee, by Corporate Counsel of the Registrant, Harvey Scholl, Esq. (the “Transfer”). Due to the discontinuance of operations of Holladay Stock Transfer Inc., the transfer was never done. Consequently, the Registrant appointed Harvey Scholl, Esq., to act as an interim internal transfer agent to complete the Transfer and maintain the Registrant’s transfer journals and related documents and records until a new transfer agent could be engaged. In this matter, the Registrant through its Corporate Counsel transferred the 19,421,444 shares from Gorski to the SBS Eco Trust, and the Registrant’s transfer journal was updated accordingly.

On January 16, 2020, the Registrant entered into an Acquisition Agreement (the “Acquisition Agreement”) with Canna  Corporation, a Colorado corporation (“Canna” or the “Acquirer”), wherein the majority of shares of common stock of the Registrant, as held by SBS Eco Trust, representing 77.5% of all the issued and outstanding stock of the registrant, 19,421,444 shares, were acquired by Canna in exchange for the transfer to SBS Eco Trust of all the issued and outstanding controlling preferred stock, 803,000 shares of Series A Preferred Stock, and 197,000,000 shares of common stock, of the Acquirer (the “Share Exchange”).  As a result of the Share Exchange, (a) the Registrant became a majority owned subsidiary of Canna, and the SBS Eco Trust became the controlling shareholder of Canna, owning 100% of its issued preferred stock and 86.8% of its issued and outstanding shares of common stock, as on the date of the Agreement, and (b) SBS Eco Trust, appointed a new board of directors of Canna Corporation, which was immediately followed on January 17, 2020 with the resignation of the prior sole director and sole officer of Canna Corporation. (the “Acquisition”)

Although 86.8% of the common stock and 100% of the controlling shares of preferred stock were exchanged pursuant to the terms and conditions of the Acquisition Agreement, the record date of the Acquisition will occur twenty (20) days following the filing with the SEC and the simultaneous mailing to the shareholders of Canna Corporation of a 14f-1 Information Statement.  As of the date of this report filed on form 8-K with the SEC, the filing and mailing of the Information Statement is pending.

SECTION 8 – OTHER EVENTS

None.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)       Exhibits:

10.1	Acquisition Agreement, January 16, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agra Nutraceuticals Corporation
DATE: March 16, 2020	a Colorado corporation

 /s/David Lilly________________

Name:  David Lilly

Title: Director, Secretary